    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001
                                                               FILE NO. 2-11153
                                                               FILE NO. 811-612

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                            ---------------------
                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                           PRE-EFFECTIVE AMENDMENT NO.                    [ ]
                         POST-EFFECTIVE AMENDMENT NO. 85                  [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   [X]
                                AMENDMENT NO. 85                          [X]

                            ---------------------

                    VALUE LINE INCOME AND GROWTH FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)



                                   COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

       [X] ON MAY 1, 2001 PURSUANT TO PARAGRAPH (B)*

       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485




         * pursuant to approval granted under Rule 485(b)(vii)


--------------------------------------------------------------------------------

                                   Value Line
                          Income and Growth Fund, Inc.

           --------------------------------------------------------
                                   PROSPECTUS
                                  MAY 1, 2001
           --------------------------------------------------------




                               [VALUE LINE LOGO]






                                                                         #516882



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS


                     Fund Summary
                     What are the Fund's goals? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses? Page 4



How We Manage the Fund
Our principal investment strategies Page 6
The principal risks of investing in the Fund Page 8



                                Who Manages the Fund
                                Investment Adviser Page 9
                                Management fees Page 9
                                Portfolio management Page 9



          About Your Account
          How to buy shares Page 10
          How to sell shares  Page 12
          Special services  Page 13
          Dividends, distributions and taxes  Page 14



                                   Financial Highlights
                                   Financial Highlights Page 16

FUND SUMMARY


WHAT ARE THE FUND'S GOALS?
                  The Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                  To achieve the Fund's goals, we invest not less than 65% of the Fund's net assets in common stocks or securities convertible into common stock not all of which pay dividends. The balance of the Fund's net assets are invested primarily in U.S. Government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. In selecting common stocks for purchase or sale, we rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund will usually invest are those U.S. Securities ranked 1, 2 or 3 by either Ranking System. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. The risks vary depending upon a fund's mix of stocks, bonds and money market securities. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease. BBB-rated bonds may have certain speculative elements.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be more affected by changes in stock prices which tend to fluctuate more than bond prices.


                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 8.


HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the S&P 500 (Registered Trademark) and the Lehman Brothers Government/Corporate Bond Index, which are broad based equity and bond market indexes, respectively. You should remember that unlike the Fund, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                  TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

28.50   1.75    8.26    -4.36   26.24    17.38   18.55   27.83   25.33   -1.63

1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

BEST QUARTER:      Q4  1998  +23.10%
WORST QUARTER:     Q4  2000  (6.57)%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00




================================================================================
                                          1 YEAR         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  VALUE LINE INCOME AND GROWTH FUND        -1.63%        17.01%        14.12%
--------------------------------------------------------------------------------
  S&P 500 (Registered Trademark) INDEX     -9.11%        18.33%        17.46%
--------------------------------------------------------------------------------
  LEHMAN GOVERNMENT/CORPORATE
  BOND INDEX                               11.85%         6.24%         8.00%
--------------------------------------------------------------------------------


WHAT ARE THE FUND'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

================================================================================
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE     NONE
--------------------------------------------------------------------------------
    OF OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL     NONE
    PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS          NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                        NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                          NONE
--------------------------------------------------------------------------------


   ANNUAL FUND OPERATING EXPENSES(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
                                    ASSETS)


================================================================================
  MANAGEMENT FEES                                       0.67%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*                0.25%
--------------------------------------------------------------------------------
  OTHER EXPENSES                                        0.15%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES**                1.07%
--------------------------------------------------------------------------------



* The Service and Distribution Plan (12b-1 plan) became effective July 1, 2000. Therefore, the actual 12b-1 fees for the fiscal year ended December 31, 2000 were lower than these shown in the table. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

** Computed assuming the 12b-1 plan was in effect for the entire year ended December 31, 2000.

                  EXAMPLE
                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



================================================================================
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  VALUE LINE INCOME AND GROWTH FUND  $109       $340        $590        $1,306
--------------------------------------------------------------------------------

HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                  We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.


                  In selecting common stocks for purchase or sale, the Adviser relies on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System.


                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the

                  Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming twelve months relative to all 1,800 stocks under review in the Expanded Edition.

                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Fund will usually invest in common stocks issued by U.S. companies that are ranked 1, 2 or 3 by either Ranking System. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion). Reliance upon the rankings, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                  The Fund may invest a portion (up to 35%) of its total assets in U.S. Government securities, money market securities and debt securities rated at the time of purchase within the four highest grades assigned by a national rating organization. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level.

                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, the Fund may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may result in lost opportunities. If this becomes necessary, the Fund may not achieve its investment objectives.

                  PORTFOLIO TURNOVER
                  The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND

            o Because the Fund may invest substantially all of its assets in common stocks, the value of the stocks in its portfolio might decrease in response to the activities of an individual company or in response to general market or economic conditions. If this occurs, the Fund's share price may decrease.

            o Debt securities represent the contractual obligation of an issuer to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

            o The Fund may invest in BBB-rated debt securities which may have certain speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Fund may continue to hold a debt security if its rating drops.

            o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

            o The Fund's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

            o Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

WHO MANAGES THE FUND


                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $4.5 billion.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.70% on the first $100 million of the Fund's average daily net assets and 0.65% of such additional assets.

PORTFOLIO MANAGEMENT

                  A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

ABOUT YOUR ACCOUNT


HOW TO BUY SHARES


            o     BY TELEPHONE
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

            o     BY WIRE
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

            o     THROUGH A BROKER-DEALER
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

            o     BY MAIL
                  Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

            o     MINIMUM/ADDITIONAL INVESTMENTS
                  once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order.

            o     TIME OF PURCHASE
                  Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                  Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.


            o     DISTRIBUTION CHARGES
                  The Fund has adopted a plan, effective July 1, 2000, under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.


            o     NET ASSET VALUE
                  We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined under the direction of the Board of Directors. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES


            o     BY MAIL
                  You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc.,
                  P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

            o     THROUGH A BROKER-DEALER
                  You may sell your shares through a broker-dealer, who may charge a fee for this service.

                  The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                  We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                  Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been authorized.


            o     BY EXCHANGE
                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                  When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares. We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund during a calendar year.

                  ACCOUNT MINIMUM
                  If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                  REDEMPTION IN KIND
                  The Fund reserves the right to make a redemption in kind--payment in portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

            o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.

            o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals
             o     f $25 or more.

                 oYou may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Fund intends to pay dividends from its net investment income quarterly, and to distribute any capital gains that it has realized annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares. At December 31, 2000, the Fund had net unrealized appreciation of $47,529,000 representing approximately 22% of the Fund's net assets. In the event the Fund disposes of securities in its portfolio and recognizes sizeable gains the Fund will distribute such gains to stockholders who may be taxed on such amounts. Investors should consider the tax consequences of buying shares of the Fund prior to the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund is reduced by the distribution.

                  You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable at your long-term capital gains tax rate, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                  You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares.

                  As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.


                  FINANCIAL HIGHLIGHTS




=================================================================================================================
                                                                 YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                2000             1999            1998         1997          1996
-----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR        $  10.10         $   9.53        $   7.98      $  7.37       $  7.37
-----------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                          .13              .12             .10          .15           .24
  Net gains or losses on
  securities (both realized and
  unrealized)                                   (.28)            2.23            2.08         1.18          1.03
-----------------------------------------------------------------------------------------------------------------
  Total income (loss) from
  investment operations                         (.15)            2.35            2.18         1.33          1.27
-----------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income                             (.13)            (.11)           (.10)        (.15)         (.24)
  Distributions from net
  realized gains                                (.82)           (1.67)           (.53)        (.54)        (1.03)
  Distributions in excess of
  realized gains                                  --               --              --         (.03)           --
-----------------------------------------------------------------------------------------------------------------
  Total distributions                           (.95)           (1.78)           (.63)        (.72)        (1.27)
-----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR              $   9.00         $  10.10        $   9.53      $  7.98       $  7.37
-----------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                 (1.63)%          25.33%          27.83%       18.55%        17.38%
-----------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
  thousands)                                $218,303         $230,301        $188,417     $160,460      $147,193
  Ratio of expenses to average net
  assets                                         .95%(1)          .83%(1)         .87%         .87%          .93%
  Ratio of net income to average net
  assets                                        1.32%            1.19%           1.24%        1.82%         3.08%
  Portfolio turnover rate                         41%              64%             99%          54%           83%
-----------------------------------------------------------------------------------------------------------------



(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2001, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o NFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891


  Value Line Securities, Inc.
  220 East 42nd Street, New York, NY 10017-5891                File no. 811-612

                    VALUE LINE INCOME AND GROWTH FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                       1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2001

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Income and Growth Fund, Inc. dated May 1, 2001, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2000 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.


                                 ------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-8
       Investment Advisory and Other Services .........................   B-10
       Brokerage Allocation and Other Practices .......................   B-11
       Capital Stock ..................................................   B-12
       Purchase, Redemption and Pricing of Shares .....................   B-12
       Taxes ..........................................................   B-14
       Performance Data ...............................................   B-15
       Financial Statements ...........................................   B-16

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


      NON PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

      o LOWER RATED SECURITIES. The Fund may invest up to 5% of its total assets in below investment grade, high-yield bonds also known as junk bonds. The total return and yield of these lower rated bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. Junk bonds have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy and a risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Junk bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds.

      o RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      o COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

      o STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").

     The Fund's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long stock index futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash and liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.

     There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.


     The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.


     No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

     The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or

"maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

     Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

      o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.


   FUND POLICIES.

       (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into stock index futures.

       (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

       (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

       (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

       (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissable purposes or to margin payments made in connection with such contracts.

       (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). The Fund may also purchase and sell put and call options on stock index futures contracts.

       (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.


       (xiii) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.

       (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xv) The primary investment objective of the Fund is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

     In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interests in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.


                             DIRECTORS AND OFFICERS





NAME, ADDRESS AND AGE          POSITION WITH FUND     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   --------------------   ----------------------------------------------
*Jean Bernhard Buttner         Chairman of the        Chairman, President and Chief Executive
Age 66                         Board of Directors     Officer of the Adviser and Value Line Pub-
                               and President          lishing, Inc. Chairman and President of each
                                                      of the 15 Value Line Funds and Value Line
                                                      Securities, Inc. (the "Distributor").
John W. Chandler               Director               Consultant, Academic Search Consultation
1611 Cold Spring Rd.                                  Service, Inc. Trustee Emeritus and Chair-
Williamstown, MA 01267                                man (1993-1994) of the Board of Trustees
Age 77                                                of Duke University; President Emeritus, Wil-
                                                      liams College.
Frances T. Newton              Director               Customer Support Analyst, Duke Power
4921 Buckingham Drive                                 Company.
Charlotte, NC 28209
Age 59
Francis C. Oakley              Director               Professor of History, Williams College, 1961
54 Scott Hill Road                                    to present, President Emeritus since 1994
Williamstown, MA 01267                                and President, 1985-1994; Chairman (1993-
Age 69                                                1997) of the American Council of Learned
                                                      Societies; President of the Board of Trustees
                                                      of the Sterling and Francene Clark Art Insti-
                                                      tute since 1998. Director, Berkshire Life
                                                      Insurance Company.
David H. Porter                Director               Visiting Professor of Classics, Williams Col-
5 Birch Run Drive                                     lege, since 1999; President Emeritus, Skid-
Saratoga Springs, NY 12866                            more College since 1999 and President,
Age 65                                                 1987-1998.
Paul Craig Roberts             Director               Chairman, Institute for Political Economy;
169 Pompano St.                                       Director, A. Schulman Inc. (plastics).
Panama City Beach, FL 32413
Age 62
*Marion N. Ruth                Director               Real Estate Executive; President, Ruth
5 Outrider Road                                       Realty (real estate broker); Director of the
Rolling Hills, CA 90274                               Adviser since October 2000.
Age 66

NAME, ADDRESS AND AGE      POSITION WITH FUND     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------   --------------------   ----------------------------------------------
Nancy-Beth Sheerr          Director               Senior Financial Advisor, Hawthorn, Finan-
1409 Beaumont Drive                               cial Advisory Firm since January 2001.
Gladwyne, PA 19035                                Chairman, Radcliffe College Board of
Age 51                                            Trustees, 1990-1999.
Stephen Grant              Vice President         Portfolio Manager with the Adviser.
Age 47
Philip J. Orlando, CFA     Vice President         Chief Investment Officer with the Adviser.
Age 41
Bruce Alston               Vice President         Portfolio Manager with the Adviser since
Age 56                                            1997; Portfolio Manager with Dreyfus Man-
                                                  agement, Inc., 1994-1996. Senior Portfolio
                                                  Manager with the Adviser.
David T. Henigson          Vice President,        Director, Vice President and Compliance
Age 43                     Secretary and          Officer of the Adviser. Director and Vice
                           Treasurer              President of the Distributor. Vice President,
                                                  Secretary and Treasurer of each of the 15
                                                  Value Line Funds.


------------

* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


     Directors of the Fund are also directors/trustees of 14 other Value Line Funds.

     The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the fourteen other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 2000. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.



                               COMPENSATION TABLE

                      FISCAL YEAR ENDED DECEMBER 31, 2000



                                                                                TOTAL
                                            PENSION OR         ESTIMATED     COMPENSATION
                                            RETIREMENT          ANNUAL        FROM FUND
                          AGGREGATE          BENEFITS          BENEFITS        AND FUND
                        COMPENSATION      ACCRUED AS PART        UPON          COMPLEX
   NAME OF PERSONS        FROM FUND      OF FUND EXPENSES     RETIREMENT      (15 FUNDS)
--------------------   --------------   ------------------   ------------   -------------
Jean B. Buttner            $  -0-              N/A               N/A           $   -0-
John W. Chandler            2,994              N/A               N/A            40,828
Frances T. Newton*          1,632              N/A               N/A            33,599
Francis C. Oakley*          1,632              N/A               N/A            33,599
David H. Porter             2,994              N/A               N/A            40,828
Paul Craig Roberts          2,994              N/A               N/A            40,828
Marion N. Ruth*             1,632              N/A               N/A            33,599
Nancy-Beth Sheerr           2,994              N/A               N/A            40,828



------------
* Became a Director of the Fund on June 15, 2000.

     As of March 31, 2001, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund. The Adviser and its affiliates owned 833,588 shares of record or approximately 3.5%. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated February 25, 1992, provides for an advisory fee at an annual rate of 0.70% on the first $100 million of the Fund's average daily net assets during the year and 0.65% of such net assets in excess thereof. During 1998, 1999 and 2000, the Fund paid or accrued to the Adviser advisory fees of $1,115,000, $1,393,000 and $1,546,000, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $4.5 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the

Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.


     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. The Distributor is entitled to receive fees under the Service and Distribution Plan, which became effective July 1, 2000. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan), which became effective July 1, 2000, is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended December 31, 2000, the Fund paid fees of $292,000 to the Distributor under the Plan. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1998, 1999 and 2000, the Fund paid brokerage commissions of $200,537,

$165,587 and $92,789 respectively, of which $119,217 (59%), $95,482 (58%) and
$53,901 (58%) respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During 2000, $59,814 (64%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $32,975 (36%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.



                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.


     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

                                     TAXES

     The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended December 31, 2000, the Fund did not incur such losses.


     Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. Upon request, the Fund will inform shareholders of the amounts of qualifying dividends.

     A distribution by the Fund will reduce the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Any loss realized by shareholders upon redemption of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six month period. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders who are not citizens or residents of the United Sates and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.



                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV

Where:  P    = a hypothetical initial purchase order of $1,000
        T    = average annual total return
        n    = number of years
        ERV  = ending redeemable value of the hypothetical $1,000 purchase at the end of the period.


     The Fund's average annual total returns for the one, five and ten year periods ending December 31, 2000 were -1.63%, 17.01% and 14.12%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 2000, including the financial highlights for each of the five fiscal years in the period ended December 31, 2000, appearing in the 2000 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, indepen-dent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.





   (a)      Articles of Incorporation, as amended.*
   (b)      By-laws, as amended.*
   (c)      Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 83, filed February 24, 1999.
   (d)      Investment Advisory Agreement.*
   (e)      Underwriting Contract.*
   (f)      Not applicable.
   (g)      Custodian Agreement.*
   (h)      Not applicable.
   (i)      Legal Opinion.*
   (j)      Consent of independent accountants.
   (k)      Not applicable.
   (l)      Not applicable.
   (m)      Service and Distribution Plan.
   (p)      Code of Ethics.**



------------
* Filed as an exhibit to Post-Effective Amendment No. 83, filed February 24, 1999, and incorporated herein by reference.
** Filed as an exhibit to Post-Effective Amendment No. 84, filed April 26, 2000, and incorporated herein by reference.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 83.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor
Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director
David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor
Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.
Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge
Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital
Marion Ruth             Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds



ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)






                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President
  David T. Henigson              Vice President,      Vice President,
                                 Secretary,           Secretary and
                                 Treasurer and        Treasurer
                                 Director
  Stephen LaRosa                 Asst. Vice           Asst. Treasurer
                                 President

      The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

   (c)        Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o NFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 85 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 9, 2001 relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of Value Line Income and Growth Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 27, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2001.

                                       VALUE LINE INCOME AND GROWTH FUND, INC.

                                       By:
                                          -------------------------------------

                                          DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.





         SIGNATURES                        TITLE                    DATE
---------------------------- -------------------------------- ---------------
   *JEAN B. BUTTNER          Chairman and Director;           April 24, 2001
   (JEAN B. BUTTNER)          President; Principal
                              Executive Officer

   *JOHN W. CHANDLER         Director                         April 24, 2001
  (JOHN W. CHANDLER)

  *FRANCES T. NEWTON         Director                         April 24, 2001
  (FRANCES T. NEWTON)

  *FRANCIS C. OAKLEY         Director                         April 24, 2001
  (FRANCIS C. OAKLEY)

   *DAVID H. PORTER          Director                         April 24, 2001
   (DAVID H. PORTER)

  *PAUL CRAIG ROBERTS        Director                         April 24, 2001
  PAUL CRAIG ROBERTS)

    *MARION N. RUTH          Director                         April 24, 2001
   (MARION N. RUTH)

  *NANCY-BETH SHEERR         Director                         April 24, 2001
  (NANCY-BETH SHEERR)

                             Treasurer; Principal Financial   April 24, 2001
----------------------------  and Accounting Officer
  (DAVID T. HENIGSON)

*By
  -------------------------
  (DAVID T. HENIGSON, ATTORNEY-IN-FACT)